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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 24, 2005

AMX CORPORATION
(Exact name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	0-26924 (Commission File Number)	75-1815822 (I.R.S. Employer Identification No.)
3000 Research Drive Richardson, Texas (Address of Principal Executive Offices)	75082 (Zip Code)
Registrant's telephone number, including area code: (469) 624-8000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01    Changes in Control of Registrant.

        Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 15, 2005, among Thrall Omni Company, Inc., a Delaware corporation ("Thrall Omni"), Amherst Acquisition Co., a Texas corporation and wholly-owned subsidiary of Thrall Omni, and AMX Corporation, a Texas corporation ("AMX"), on March 24, 2005, Duchossois Industries, Inc. ("DII") announced the expiration of the initial offer period for the offer to acquire all of the outstanding shares of AMX's common stock, par value $0.01 per share (the "Common Stock"), at a price of $22.50 per share (the "Offer"). As of the expiration of the initial offer period, 10,015,173 shares of AMX's Common Stock (approximately 81.5% of AMX's outstanding shares of Common Stock) were validly tendered and not withdrawn pursuant to the Offer and DII has accepted such shares for payment.

        On March 24, 2005, DII issued a press release (the "Press Release") announcing the expiration of the initial offer period and the commencement of a subsequent offering period for all remaining untendered shares. Such subsequent offering period will expire at 5:00 p.m., New York City time, on April 7, 2005. The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Pursuant to the Merger Agreement, on March 24, 2005, Lawrence Goldstein, David Richard and Richard Smith resigned as members of the board of directors of AMX (the "Board"), effective immediately. On March 24, 2005, the size of the Board was increased to include eight (8) members and Richard Duchossois, Craig Duchossois, Robert Fealy, David Filkin and Michael Flannery were elected to fill the vacancies and to serve as directors. Craig Duchossois, Robert Fealy and David Filkin were also named to the Compensation Committee of the Board.

Item 9.01    Financial Statements and Exhibits.

  (c)
  Exhibits

  2.1
  Agreement and Plan of Merger, dated as of February 15, 2005, among Thrall Omni, Subcorp and AMX (incorporated herein by reference to Exhibit (d)(1) to the Schedule TO of Thrall Omni filed with the SEC on February 24, 2005).

  99.1
  Press Release issued by DII on March 24, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMX CORPORATION
Date: March 24, 2005	By:	/s/ C. Chris Apple C. Chris Apple Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of February 15, 2005, among Thrall Omni, Subcorp and AMX (incorporated herein by reference to Exhibit (d)(1) to the Schedule TO of Thrall Omni filed with the SEC on February 24, 2005).
99.1	Press Release issued by DII on March 24, 2005.

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QuickLinks

  Item 5.01 Changes in Control of Registrant.
  Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS